UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 14, 2005
                        --------------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL III CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


        COLORADO                  000-30023                     84-1491676
    --------------               -----------             ---------------------
        State of                 Commission                   IRS Employer
     incorporation               File Number             Identification Number


                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
             -------------------------------------------------------
                    (Address of principal executive offices)


                                Tel: 514-448-6710
                              --------------------
                           (Issuer's telephone number)


                      P. O. Box 461029, Glendale, CO 80220
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Company was incorporated under the laws of the State of Nevada on March 2, 1999, and is in the early developmental and promotional stages. To date, the Company's only activities have been organizational ones, directed at developing its business plan and raising its initial capital. The Company has not commenced any commercial operations.

On March 15, 2004, Frank Kramer and Deborah Salerno have resigned as officers of OSK CAPITAL III CORP. and have also resigned as members of the Board of Directors of OSK CAPITAL III CORP. Further to the resignation of Ms. Salerno and Mr. Kramer, Francis Mailhot remains the sole director and has been nominated as President and CEO of the Company.

On March 14, 2005, OSK CAPITAL III ("OSC"), a Nevada corporation, completed the acquisition of Ideal Medical Inc., a Texas corporation, pursuant to an Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto whereby OSC to exchanged shares of OSC for one hundred percent (100%) of the outstanding shares of Ideal Medical, Inc. d/b/a Integrated Medical Solutions ("IMS"), a Texas corporation. At the effective time of the merger, Ideal Medical Inc. was merged with and into our wholly owned subsidiary, OSK Acquisition Corp., a Florida corporation, which will be subsequently dissolved and merged into the Company.

All of the outstanding shares of Ideal Medical Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of our common stock (the "Merger Securities"). On or before the Closing Date, March 30, 2005, each Shareholder of Ideal Medical Inc. shall surrender their outstanding shares of Ideal Medical Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Ideal Medical Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Ideal Medical Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

Management of OSK Capital III Corp. intend to request a name change Integrated Medical Solutions Inc. to better reflect the acquired business and general business model.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 14, 2005, the company completed the acquisition of Ideal Medical Inc., a Texas corporation, pursuant to an Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, Ideal Medical Inc. will be merged with and into our wholly owned subsidiary, OSK Acquisition Corp., a Florida corporation, which will be subsequently dissolved and merged into the company.

All of the outstanding shares of Ideal Medical Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of our common stock (the "Merger Securities"). On or before the Closing Date, March 30, 2005, each Shareholder of Ideal Medical Inc. shall surrender their outstanding shares of Ideal Medical Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Ideal Medical Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Ideal Medical Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the completion of the reverse merger transaction on March 30, 2005, a change of control occurred. The table below outlines the shareholders representing Officers, Directors, Control and or Affiliates and the percentage owned by them post reverse merger.

        ---------------------------------------------------- ------------------- --------------
        NAME OF SHAREHOLDER                                   NUMBER OF SHARES     PERCENTAGE
                                                                   OWNED
        ---------------------------------------------------- ------------------- --------------
        Angela Buffa (1)                                         16,000,000           67.5%
        ---------------------------------------------------- ------------------- --------------
        Mawe Investments  (2)                                    4,000,000            16.9%
        ---------------------------------------------------- ------------------- --------------
        Les Services Financiers Francis Mailhot Inc. (3)          268,668              1%
        ---------------------------------------------------- ------------------- --------------
        Toyma Capital Inc. (4)                                    394,918              2%
        ---------------------------------------------------- ------------------- --------------
        9088-0909 Quebec Inc. (5)                                  73,250             0.03%
        ---------------------------------------------------- ------------------- --------------
        Marie-France Giguere (6)                                   30,000             0.01%
        ---------------------------------------------------- ------------------- --------------
        TOTAL SHARES HELD BY DIRECTORS, OFFICER, CONTROL         20,766,836            88%
        AND OR AFFILIATES
        ---------------------------------------------------- ------------------- --------------
        TOTAL SHARES HELD BY PUBLIC (7)                          2,933,164             12%
        ---------------------------------------------------- ------------------- --------------
        TOTAL SHARES OUTSTANDING (8)                             23,700,000           100%
        ---------------------------------------------------- ------------------- --------------
        Warrants (9)                                                 0
        ---------------------------------------------------- ------------------- --------------
        Options (10)                                               80,000
        ---------------------------------------------------- ------------------- --------------
        TOTAL SHARES OUTSTANDING ON A FULLY DILUTED BASIS        23,780,000
        ---------------------------------------------------- ------------------- --------------

1)       Angela Buffa is the Issuer's  Chairman and Chief  Executive  Officer
2)       Mawe Investments is a company 100% owned and controlled by Louisa Santo
3) Les Services Financiers Francis Mailhot Inc. Is a company 100% owned and controlled by Francis Mailhot and Francis Mailhot is a director of the issuer and is a managing director at Finkelstein Capital Inc. and Finkelstein Capital Inc. is a corporate finance advisory firm presently retained by the Issuer. Les Services Financiers Francis Mailhot Inc. owns 25% of Finkelstein Capital Inc.
4) Toyma Capital Inc. is a company 100% owned by the Amyot Family Trust of which Mr. Jean-Francois Amyot is one of the beneficiaries of the trust and Mr. Amyot is a managing director of Finkelstein Capital Inc. and Finkelstein Capital Inc. is a corporate finance advisory firm presently retained by the Issuer. Toyma Capital Inc. owns 25% of Finkelstein Capital Inc.
5) 9088-0909 Quebec Inc. is a company 100% owned by Marie-France Giguere who is the common law spouse of Francis Mailhot, one of the Issuer's Director.
6) Marie-France Giguere is the common law spouse of Francis Mailhot, one of the Issuer's Director.
7) There are 2,933,164 held by the public, of which 1,102,000 are registered and 1,831,164 are restricted.
8) There are total of 23,700,000 shares outstanding held by a total of 64 shareholders.
9)       No warrants have been issued
10) In 2004, Roger Morlan received 30,000 options exercisable on or before January 2, 2007 at a strike price of $0.50, also in 2004, Myra Batista received 20,000 options exercisable on or before January 2, 2007 at a strike price of $0.50, In 2003, Roger Morlan received 20,000 options exercisable on or before January 2, 2006 at a strike price of $0.30, also in 2003, Myra Batista received 10,000 options exercisable on or before January 2, 2006 at a strike price of $0.30.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant  to  the  reverse  merger  transaction,   the  following  Election  and
nomination took place on March 30, 2005.

ANGELA BUFFA, Chairman, President

Angela Buffa has been the Chairman of the Board since 1989. She founded the Company as a diagnostic imaging equipment and commodities supplier after serving as a national sales manager and general manager for two major healthcare companies. As the Chief Executive Officer, she has directed and administered hundreds of healthcare, construction and government projects across the country during the last sixteen years. Under her leadership, Ideal Medical Systems, Inc. was the recipient in 2001 of the "Emerging Top Ten Businesses" award by the Houston Business Council. During the last two years, Ms. Buffa has developed innovative proprietary RFID technologies that bring new solutions to the healthcare industry's challenges. She has business training from Dartmouth Amos Tuck School of Business Administration, University of Texas Advanced Executive Program, and Clark University. She has also served as moderator and industry expert at numerous healthcare conferences and small business venture capital seminars.

ROGER MORLAN, Director

Roger W. Morlan has been a director since August 1999. Since February 1993, Mr. Morlan has been the Chief Executive Officer of Cobb Real Estate Construction and Development, Inc. based in Atlanta, Georgia. Prior to starting Cobb, Mr. Morlan was a Project Manager for Senco Products, Inc., a major manufacturer for the construction industry, a firm which he joined in 2002. Prior to Senco, Mr. Morlan was the Director of Marketing for Ideal Medical, Inc. where he was responsible for establishing relationships with leading Group Purchasing Organizations (GPOs). Mr. Morlan has a B.A. in International Economic Affairs with a minor in Management from the State University of West Georgia.

MYRA BATISTA, Director

Myra Batista has been a director since January 2001. From 1998, Ms. Batista has been the Manager of Occupational Therapy at Palmetto General Hospital with responsibilities that include managing the durable medical equipment program at one of the largest hospitals in Florida. Ms. Batista has been a consultant to various companies with a focus on managing and maximizing the usage of their medical equipment inventory. Ms. Batista has a B.S. degree in Occupational Therapy from Florida International University with certifications on Automated External Defibrillator and on Ultrasound Equipment.


ITEM 7.01 REGULATION FD DISCLOSURE.

The Company was incorporated under the laws of the State of Nevada on March 2, 1999, and is in the early developmental and promotional stages. To date, the Company's only activities have been organizational ones, directed at developing its business plan and raising its initial capital. The Company has not commenced any commercial operations.

On March 15, 2004, Frank Kramer and Deborah Salerno have resigned as officers of OSK CAPITAL III CORP. and have also resigned as members of the Board of Directors of OSK CAPITAL III CORP. Further to the resignation of Ms. Salerno and Mr. Kramer, Francis Mailhot remains the sole director and has been nominated as President and CEO of the Company.

On March 14, 2005, OSK CAPITAL III ("OSC"), a Nevada corporation, completed the acquisition of Ideal Medical Inc., a Texas corporation, pursuant to an Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto whereby OSC to exchanged shares of OSC for one hundred percent (100%) of the outstanding shares of Ideal Medical, Inc. d/b/a Integrated Medical Solutions ("IMS"), a Texas corporation. At the effective time of the merger, Ideal Medical Inc. was merged with and into our wholly owned subsidiary, OSK Acquisition Corp., a Florida corporation, which will be subsequently dissolved and merged into the Company.

All of the outstanding shares of Ideal Medical Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of our common stock (the "Merger Securities"). On or before the Closing Date, March 30, 2005, each Shareholder of Ideal Medical Inc. shall surrender their outstanding shares of Ideal Medical Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Ideal Medical Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Ideal Medical Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

Management of OSK Capital III Corp. intend to request a name change to Integrated Medical Solutions Inc. to better reflect the acquired business and general business model.

THE "ACQUIRED" BUSINESS

Founded in 1989, Integrated Medical Solutions, Inc. (otherwise known as "IMS") is a provider of technology-based solutions to the health care industry. IMS is in the business of developing and implementing asset management systems that enable healthcare companies and organizations to improve productivity, deliver better customer service and provide more effective security. IMS designs, develops and markets proprietary radio frequency (RFID) devices and software solutions that make it possible to access, manage, and control any asset in a medical operation. IMS has developed solutions to locate equipment and manage assets, to minimize patient wait times, and to streamline the flow of patients through a facility or clinic. The Company's solutions, which consist of software, services and hardware, can integrate the supply chain constituents, including manufacturers, distributors, medical facilities, transportation providers, staff and patients.

As the core technology in its solutions, proprietary radio frequency (RF) technology automatically identifies the precise real-time location of people and equipment moving within a medical facility. IMS designs and supports a broad range of tags, readers, scanners and software for radio frequency identification
(RFID) systems used in automatic identification, data collection and personal identification applications. The RFID technology is used with products such as networking routers, medical instruments, bar code scanners, security cameras, card readers, time clocks, and virtually any product that has some form of standard data control capability. Applications are most common in areas that require high levels of data accuracy and where speed and reliability are critical. Applications for IMS' technology include inventory control, equipment management, JIT (Just-In-Time) ordering, employee time and attendance records, people tracking, file management systems, hospital information systems, medical specimen labeling, and access control systems. The data collected is fed real-time into application software used by each department (finance, security, operations, biomed, maintenance, purchasing) to improve their analysis and asset utilization.

IMS' target market segments include, but are not limited to, acute care hospitals, hospices, medical centers, medical labs, nursing homes, retirement communities & homes, cancer centers, emergency surgery and trauma centers, women's health centers, inpatient units, bed towers, medical office buildings, ambulatory care facilities, cardiac facilities, pediatric facilities, radiology centers, research and teaching hospitals, medical universities, medical colleges, medical technical schools, kidney dialysis facilities, mental health inpatient facilities, transplant centers, reproductive medicine clinics, prisons, jails, correctional facilities and other related healthcare facilities.

IMS is headquartered in Atlanta, Georgia and has offices in Houston, Texas; Chicago, Illinois; and Cypress, California. It has partnerships with leading healthcare construction companies Jacobs Engineering and Turner Construction and supplier agreements with numerous healthcare Group Purchasing Organizations
(GPOs) such as Premier, Novation, Amerinet, MedAssets, and MHA. It has also signed a purchasing agreement to purchase from 250 healthcare equipment and supplies manufacturers encompassing over 30,000 products. It seeks to leverage these relationship and 15 years of experience in the healthcare industry through the implementation of its RFID-based products.

PRODUCTS AND SERVICES

As the core technology in its solutions, proprietary radio frequency (RF) technology automatically identifies the precise real-time location of people and equipment moving within a medical facility. IMS designs and supports a broad range of tags, readers, scanners and software for radio frequency identification
(RFID) systems used in automatic identification, data collection and personal identification applications. The RFID technology is used with products such as networking routers, medical instruments, bar code scanners, security cameras, card readers, time clocks, and virtually any product that has some form of standard data control capability. Applications are most common in areas that require high levels of data accuracy and where speed and reliability are critical. Applications for IMS' technology include inventory control, equipment management, JIT (Just-In-Time) ordering, employee time and attendance records, people tracking, file management systems, hospital information systems, medical specimen labeling, and access control systems. The data collected is fed real-time into application software used by each department (finance, security, operations, biomed, maintenance, purchasing) to improve their analysis and asset utilization.

IMS has proprietary products and consulting expertise that allow medical facility operators to better manage major assets (equipment, staff, patients and inventory). Given increased government regulations and medical insurance requirements, these operators are under pressure to reduce costs and improve productivity.  IMS has a long  history  of  marketing  to  these  operators  and understands that the emerging RFID technology is the core technology for improving the operation of medical facilities by providing real-time information and by integrating the numerous systems and applications. The marketing of an RFID system is easiest at the time of construction and through healthcare group purchasing organizations (GPOs), which are increasingly dominating the purchasing process for these operators. IMS has signed partnership agreements with leading healthcare construction companies like Jacobs Engineering and Turner Construction, along with leading GPOs such as Premier and Novation.

With an innovative product and partnerships with well-established companies providing entry into the purchasing process, IMS believes it can secure a significant share of the market for asset management technology and application software. However, the IMS business model goes further and realizes that once it implements a system in a facility and provides annual support, it has access to the purchasing needs of that facility. As a result, the Company has signed purchasing agreements to procure from over 250 manufacturers, totaling over 30,000 medical products. IMS believes it can become a major supplier of equipment and accessories to the healthcare industry by having access to inventory levels and asset history.

RFID VALUE PROPOSITION TO HEALTHCARE INDUSTRY

RFID has caught the world and investors attention because of its planned usage by such big spenders as Wal-Mart, the world's biggest retailer, and the Department of Defense, with an annual budget of $400 billion, and Delta Airlines spending $25 million to reduce present costs of $100 million for tracking luggage. According to Forrester Research, RFID is among the top trends to watch in 2004 after interviewing more than 500 IT managers to compile its list of prognostications for the upcoming year. Investors should expect the RFID landscape to evolve rapidly and extensively as the technology becomes more standardized and it becomes clearer how it can be best applied. The use of radio-frequency identification in healthcare is a new use of an existing technology.

The U.S. healthcare market is a $1.4 trillion industry that is projected to grow to $2.6 trillion by 2010, according to the Centers for Medicare and Medicaid Services. With this enormous growth comes the need for new technologies, for enhanced information exchange that can streamline the way business is conducted, save lives and improve the quality of life for patients. I.T. is the backbone upon which healthcare's future will be built. Currently, healthcare information technology represents a $33 billion a year market. Yet, healthcare continues to lag behind other business sectors for I.T. spending. However, a long list of factors, including strong pressure to prevent medical errors plus the need to comply with regulations, including HIPAA, are combining to spur serious growth in I.T. spending.

The healthcare industry is at a crossroads. Advances in new medical technology are providing the United States with the best healthcare products and services in the world. At the same time, healthcare organizations are under intense pressure to cut costs from every corner. There are staggering reductions in government-based reimbursement, managed care payment caps, staffing shortages, increases in regulations including the implementation of HIPAA and the growth in demand for added services fueled by the aging of the baby-boomer generation. Patient care itself is at significant risk. There are several trends that will drive the healthcare industry to adopt the RFID technology rapidly.

 1. SHRINKING HEALTHCARE BUDGETS: Healthcare is more than ever a revenue-focused environment. Hospitals must act like businesses and be run like businesses. RF tracking solutions affect the bottom line in several ways:

o REDUCED THEFT. Placing RF tags on portable equipment helps prevent theft. By alarming or notifying security of a potential problem, fewer wheelchairs will end up in the trunks of patient cars, and more money will remain in the hospital coffers for value-added investment.

o DECREASED RENTALS. Because equipment will no longer be "hidden" by frustrated clinicians or lost and underutilized, rental requirements will drop and equipment utilization should rise with the use of RFID.

2. DECREASED STAFFING LEVELS: The U.S. is facing a nursing-shortage crisis. According to Hospital Today, it is projected that by 2020 there will be a 20% shortage of nurses for a total deficit of 400,000 nurses nationwide. Clinicians cannot afford to spend time looking for the equipment or people they need:

o STAFF EFFICIENCY. RF tracking solutions put access to equipment location at a clinician's fingertips. This not only drives up productivity and job satisfaction, but also reduces hoarding of equipment by nurses who do not believe that there is any alternative if they want to quickly access needed equipment. Clinicians can locate patients and reduce wasted time calling around or searching for where a patient has been transported.

3. INCREASED HOSPITAL ADMISSIONS: Hospital admissions are on the rise as baby-boomers age. The number of "seniors" over 65 years of age will soon equal nearly half of the total population in the United States. This aging population is creating increased healthcare demands. Technology is expected to be critical in helping hospitals process the increase in demand.

The challenges impacting healthcare are some of the most complex and troublesome in history. As a result, hospitals and health facilities realize they must find new ways to lower expenses in other areas. After years of neglect, more hospital and Integrated Delivery Network (IDN) CEOs are paying attention to their second-largest business operations expenses--supply chain management--as one place where they actually can impact costs. It has been well documented for the past several years that 30 percent of all dollars spent in healthcare supply and equipment purchasing is wasted, because of inefficiencies, and that at least $11 billion of cost savings could be squeezed out.

 The U.S. Department of Commerce estimates that roughly $300 billion worth of medical supplies, services, and pharmaceuticals are bought globally each year through the medical technology supply chain. The healthcare supply chain system has tremendous potential to decrease overall healthcare costs. The most recent survey estimates that hospitals could save $11 billion a year in supply costs, but that likely is much higher today. Thus, the strategic value that supply chain management can bring to healthcare organizations is critical.

Equipment management is a universal problem. It affects just about every facet of the hospital, from the loading dock to the surgical suite. There literally are thousands of pieces of mobile medical equipment that move around the hospital each day with a specific business process and workflow attached to them. IMS has solutions to improve medical asset utilization. Thus, the key factors influencing demand for IMS' products are the increase in patients needing care, the hospital's needs to save money without compromising patient care and medical supply and equipment usage statistics. In all cases the trends are upwards in favor of IMS' Asset Management Systems with the use of Radio Frequency Identification (RFID) technology growing rapidly.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

The Company is currently negotiating financing in the form of a bridge loan for a total of $500,000 and is planning a private placement financing on or before October 31, 2005 for approximately USD$5,500,000 to a maximum of USD$7,500,000 in order to expand into other regions and launch new products and services.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial statements of business acquired.


The financial statements required by this Item 9(a) will be filed by amendment to the Form 8-K filed with the Securities and Exchange Commission on March 28, 2005, within the period permitted by Item 9(a)(4) of Form 8-K.


(b) Pro Forma financial information

The pro forma financial information required by this Item 9(b) will be filed by amendment to the Form 8-K filed with the Securities and Exchange Commission on March 28, 2005, within the period permitted by Item 9(a)(4) of Form 8-K.

(c)  Exhibits

         Exhibits          Description
         --------          -----------

         2.1 Agreement and Plan of Merger by and between Ideal Medical Inc, OSK Acquisition Corp. and OSK Capital III, Corp., dated March 14, 2005 (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on March 28, 2005).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OSK CAPITAL III CORP.



DATE: April 14, 2005                          /s/ Francis Mailhot
                                              ------------------------
                                              Francis Mailhot
                                              Director
                                              OSK CAPITAL III CORP.